UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 22, 2016

Comcast Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania

(State or other jurisdiction of incorporation)

001-32871	27-0000798
(Commission File Number)	(IRS Employer Identification No.)

One Comcast Center Philadelphia, PA	19103-2838
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 30, 2016 Comcast Corporation (“Comcast”) consummated the issuance and sale of $350,000,000 aggregate principal amount of its 2.75% Notes Due 2023 and $700,000,000 aggregate principal amount of its 3.15% Notes Due 2026 (collectively, the “Notes”), pursuant to an underwriting agreement dated March 22, 2016 among Comcast, the Guarantors (defined below) and Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein. The Notes were issued pursuant to an Indenture dated as of September 18, 2013 (the “Base Indenture”) among Comcast, the guarantors named therein and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated as of November 17, 2015 (the “First Supplemental Indenture”) among Comcast, the guarantors named therein and the Trustee, and an officers’ certificate issued pursuant thereto. The Notes are guaranteed on an unsecured and unsubordinated basis by Comcast Cable Communications, LLC and NBCUniversal Media, LLC (the “Guarantors”). The 2023 Notes are a further issuance of and form a single series with the existing 2.75% Notes Due 2023 issued by the Company on February 23, 2016. The 2026 Notes are a further issuance of and form a single series with the existing 3.15% Notes Due 2026 issued by the Company on February 23, 2016.

The Notes were offered pursuant to Comcast’s Registration Statement on Form S-3 filed on September 18, 2013, as amended at the date of the underwriting agreement (Reg. No. 333-191239), including the prospectus contained therein, and a related prospectus supplement dated March 22, 2016.

The material terms and conditions of the Notes are set forth in the Form of Officers’ Certificate filed herewith as Exhibit 4.1 and incorporated by reference herein and in the Base Indenture and First Supplemental Indenture, which are filed as Exhibit 4.3 to Comcast’s Registration Statement on Form S-3 filed on September 18, 2013 and Exhibit 4.4 to Post-Effective Amendment No. 2 to Comcast’s Registration Statement on Form S-3 filed on November 23, 2015, respectively, and incorporated by reference herein.

Item 9.01(d) Exhibits

Exhibit Number	Description

4.1	Form of Officers’ Certificate setting forth the terms of the Notes

5.1	Opinion of Arthur R. Block, Esq.

5.2	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Arthur R. Block, Esq. (contained in Exhibit 5.1)

23.2	Consent of Davis Polk & Wardwell LLP (contained in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date: March 30, 2016	By:	/s/ Arthur R. Block
		Name:	Arthur R. Block
		Title:	Executive Vice President, General Counsel and Secretary